Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
15. Subsequent Events
In February 2025, the Company undertook certain actions to restructure Riskified’s workforce by relocating some positions to lower-cost regions and reducing headcount in other areas. The majority of the associated costs will be incurred during the first nine months of 2025 and are expected to be approximately $5.0 million.